SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

              January 16, 2015

Date of Report (Date of Earliest Event Reported)

          Rancon Realty Fund IV,
          a California limited partnership

(Exact name of registrant as specified in its charter)

              California

(State or Other Jurisdiction of Incorporation)

0-14207	33-0016355
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708
(Address of principal executive offices) (Zip Code)

              (650) 343-9300

(Fund’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 16, 2015, Rancon Realty Fund IV, a California limited partnership (the “Partnership”), together with Rancon Realty Fund IV Subsidiary, LLC, a Delaware limited liability company (“Fund IV Subsidiary”), entered into a Purchase and Sale Agreement (the “PSA”) with TriCity Grand Avenue Partners, LLC, a Delaware limited liability company (“Buyer”), to sell five (5) improved properties located in the Tri-City Corporate Centre in San Bernardino, California. The five properties which are the subject of the PSA are commonly known as Vanderbilt Plaza, NorthCourt Plaza, North River, Carnegie Business Center I and One Vanderbilt Way (the “Properties”). One Vanderbilt Way is owned by Fund IV Subsidiary, and the remainder of the Properties are owned by the Partnership. The purchase price for the Properties is $40,350,000, subject to adjustments and prorations. Payment of the purchase price includes two earnest money deposits, each of $555,000, the second of which is due at the end of Buyer’s due diligence period. The closing of the sale of the Properties is expected to occur in approximately eight weeks.

The PSA contains customary conditions, representations, warranties and agreements by the parties, and the consummation of the sale of the Properties is also subject to the concurrent closing of the sale to Buyer of fifteen (15) other improved and unimproved properties in the Tri-City Corporate Centre, owned either by Rancon Realty Fund V, a California limited partnership (“Fund V”) or one of two subsidiaries of Fund V. Fund V and those two subsidiaries are affiliates of the Partnership as Fund V has the same general partners as the Partnership.

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Certain statements contained in this Current Report, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, in particular, statements about future performance and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Forward-looking statements are not intended to be a guaranty of the Partnership’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “possible,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that this Current Report is filed with the Securities and Exchange Commission. Neither the Partnership nor its general partners make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements. Actual results could differ materially from any forward-looking statements contained in this Current Report. This Current Report is neither an offer of nor a solicitation to purchase securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REALTY FUND IV,
a California limited partnership

By	Rancon Financial Corporation,
The General Partner

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
President

And	/s/ Daniel L. Stephenson
Daniel L. Stephenson
General Partner

Date: January 22, 2015